UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2005

SYNIVERSE HOLDINGS, INC.

SYNIVERSE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-32432 333-88168	30-0041666 06-1262301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Tampa City Center, Suite 700

Tampa, Florida 33602

Telephone: (813) 273-3000

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

On December 6, 2005, Syniverse Technologies, Inc. (the “Company”) issued a press release announcing the extension of its offer to exchange up to $175,000,000 principal amount of its Series B 7 3/4% Senior Subordinated Notes due 2013 for any and all outstanding 7 3/4% Senior Subordinated Notes due 2013. The exchange offer, originally scheduled to expire at 5:00 p.m., New York City time, on December 5, 2005, has been extended and will now expire at 5 p.m., New York City time, on December 8, 2005, unless further extended. All terms of the exchange offer remain the same.

The new notes have substantially identical terms of the original notes, except that the new notes have been registered under the Securities Act of 1933, as amended.

A press release announcing the extension of the exchange offer is attached hereto as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release issued by Syniverse Technologies, Inc. on December 6, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Dated: December 6, 2005

SYNIVERSE HOLDINGS, INC. (Registrant)

/s/ Robert F. Garcia
Robert F. Garcia
Vice President and General Counsel

SYNIVERSE TECHNOLOGIES, INC. (Registrant)

/s/ Robert F. Garcia
Robert F. Garcia
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press release issued by Syniverse Technologies, Inc. on December 6, 2005.

*	Filed herewith electronically.